1 First-Quarter 2021 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. OVERALL ORGANIC SALES GROWTH Proprietary Products Q1 2021 organic sales growth of 39.6%, led by sales of high-value products, which grew double digits BIOLOGICS Q1 31.1% PHARMA CONTRACT MANUFACTURING GENERICS First Quarter Overall Net Sales $670.7M | 36.5% MSD DD DD DD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit Diluted Earnings Per Share: $1.99 | 101% Adjusted Diluted Earnings Per Share: $2.05| 103% Eric M. Green President and Chief Executive Officer West Pharmaceutical Services, Inc. WST Q1 2021 Earnings “We delivered another solid performance in the first-quarter with strong organic sales growth coming from both our base business as well as increased demand for our products associated with COVID-19 vaccines. I am proud of the relentless focus and consistent execution of our global team members to deliver critical components and solutions during these times. With a strong start to the year, we are raising our full-year financial guidance. West will continue to play an integral role with our customers as they develop and bring new medicines to the market for a brighter future.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO First-Quarter Results 2021 Analyst Conference Call 9 a.m. Eastern Time | April 29, 2021 Bernard J. Birkett Senior Vice President & CFO

3 West Analyst Conference Call 9 a.m. Eastern Time April 29, 2021 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call, please dial: 877-930-8295 (U.S.) 253-336-8738 (International) The conference ID is 4285757 An online archive of the broadcast will be available at the website three hours after the live call and will be available through Thursday, May 6, 2021 by dialing: These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first quarter 2021 and management’s discussion of those results during today’s conference call. 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID is 4285757 WST Q1 2021 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo® are registered trademarks of Daikyo Seiko, Ltd. Trademarks WST Q1 2021 Earnings

5 Financial Results • First quarter 2021 net sales of $670.7 million grew 36.5%; organic sales growth was 31.1% • First quarter 2021 reported-diluted EPS of $1.99 increased 101%; adjusted- diluted EPS of $2.05 increased 103% WST Q1 2021 Earnings

6 Q1 Drivers of Growth in our High- Value Product Portfolio STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION WST Q1 2021 Earnings

7 The Power of West’s Global Manufacturing Network Investments made allow West to truly leverage our global footprint for expanding capacity and risk mitigation. WST Q1 2021 Earnings

Six Pillars:

- Compliance & Ethics
- Philanthropy
- Health & Safety
- Diversity & Talent
- Environmental Sustainability
- Quality

West is Driving Sustainable Business Practices

West

Progress
in waste recycled and global waste diversion at sites in 2020

Improvement
in Energy from 2019 to 2020

Reduction
in absolute water consumption from 2019 to 2020

$3.1 MILLION
in corporate and foundation giving in 2020

50%
of West's C-suite comprised of women, people of color and international diversity

United Nations Global Compact

Philadelphia Business Journal Minority Business Leader Awards

Newsweek
2020 America's Most Responsible Companies

Top 100 Barron's Most Sustainable Companies 2021

FACES OF PHILANTHROPY
PHILADELPHIA BUSINESS JOURNAL

ESG Reporting Standards

- Global Reporting Index Standards (GRI) -2020
- Task Force on Climate-Related Financial Disclosures (TFCD)* -2021
- Sustainability Accounting Standards Board ESG (SASB)*-2021

** Published as supplement to 2020 CR report*

WST Q1 2021 Earnings

8

9 First-Quarter 2021 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31 2021 2020 Reported Net Sales $670.7 $491.5 Gross Profit Margin 40.5% 34.0% Reported Operating Profit $175.6 $88.0 Adjusted Operating Profit (1) $179.2 $88.0 Reported Operating Profit Margin 26.2% 17.9% Adjusted Operating Profit Margin (1) 26.7% 17.9% Reported-Diluted EPS $1.99 $0.99 Adjusted-Diluted EPS (1) $2.05 $1.01 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 17-20 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q1 2021 Earnings

First-Quarter 2021 Organic Sales Growth



Overall Organic Sales Growth – 31.1% (Q1 2021)

Proprietary Products Q1 2021 organic sales growth of 39.6% led by sales of high-value products, which grew double digits

BIOLOGICS

Double-Digit

Sales led by high-value products, including Flurotec®, Daikyo®, NovaPure® and Westar® components, Daikyo Crystal Zenith®

GENERICS

Double-Digit

Sales led by high-value products, including Flurotec® components

PHARMA

Double-Digit

Sales led by high-value products, including Flurotec®, and Westar® components

CONTRACT MANUFACTURING

Mid-Single Digit

Organic sales growth of 4.0%, led by sales of diagnostic and healthcare-related injection devices

WST Q1 2021 Earnings

10

11 Change in Consolidated Net Sales First-quarter 2020 to 2021 ($ millions) WST Q1 2021 Earnings

12 Gross Profit Update ($ millions) Three Months Ended March 31, 2021 2020 Proprietary Products Gross Profit $251.9 $150.1 Proprietary Products Gross Profit Margin 46.3% 40.2% Contract-Manufactured Products Gross Profit $20.0 $16.9 Contract-Manufactured Products Gross Profit Margin 15.7% 14.3% Consolidated Gross Profit $271.9 $167.0 Consolidated Gross Profit Margin 40.5% 34.0% WST Q1 2021 Earnings

13 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q1 2021 YTD Q1 2020 Depreciation and Amortization $29.1 $26.0 Operating Cash Flow $88.7 $57.1 Capital Expenditures $54.7 $32.1 Financial Condition March 31, 2021 December 31, 2020 Cash and Cash Equivalents $483.7 $615.5 Debt $254.6 $255.2 Equity $1,829.0 $1,854.5 Working Capital $844.2 $870.3 WST Q1 2021 Earnings

14 2021 Full-Year Guidance 2021 Full-Year Guidance Consolidated Net Sales $2.630 - $2.655 billion Adjusted-Diluted EPS $6.95 - $7.10 WST Q1 2021 Earnings

15 We enable our customers’ ability to support patient health and fuel a brighter future with product innovation. Execute. Innovate. Grow. WST Q1 2021 Earnings Strong Base Business Global Operational Effectiveness

16 Eric M. Green President and Chief Executive Officer Bernard J. Birkett Senior Vice President and Chief Financial Officer Quintin Lai VP, Corporate Development, Strategy & Investor Relations Q & A WST Q1 2021 Earnings

17 Notes to Non-U.S. GAAP Financial Measures The non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q1 2021 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended March 31, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $175.6 $28.7 $151.2 $1.99 Restructuring and related charges 1.2 0.2 1.0 0.01 Pension Settlement - 0.2 0.5 0.01 Amortization of Acquisition-related Intangible Assets 0.2 - 0.7 0.01 Cost investment impairment 2.2 - 2.2 0.03 Adjusted (Non-U.S. GAAP) $179.2 $29.1 $155.6 $2.05 WST Q1 2021 Earnings Three months ended March 31, 2020 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $88.0 $15.0 $74.3 $0.99 Pension Settlement - 0.3 1.1 0.01 Amortization of Acquisition-related Intangible Assets - - 1.0 0.01 Adjusted (Non-U.S. GAAP) $88.0 $15.3 $76.4 $1.01

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended March 31, 2021 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $543.7 $127.1 $(0.1) $670.7 Effect of changes in currency translation rates 22.2 4.3 - 26.5 Organic net sales (Non-U.S. GAAP) (1) $565.9 $131.4 $(0.1) $697.2 WST Q1 2021 Earnings

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2020 Actual 2021 Guidance % Change Reported-diluted EPS (U.S. GAAP) $4.57 $6.86 to $7.01 50.1% to 53.4% Restructuring and related charges 0.07 0.01 Pension Settlement 0.04 0.01 Amortization of acquisition-related intangible assets 0.05 0.04 Cost investment impairment 0.03 0.03 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $4.76 $6.95 to $7.10 46.0% to 49.2% (1) See “Full-year 2021 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2021 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the First-Quarter 2021, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.15. Any future tax benefits associated with stock-based compensation that we receive in 2021 would provide a positive adjustment to our full-year EPS guidance. In 2020, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.27. WST Q1 2021 Earnings